SUPPLEMENT DATED DECEMBER 2, 2005

TO PROSPECTUS DATED MAY 1, 2005 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

PERIODIC PAYMENT

VARIABLE ANNUITY CONTRACTS

KEMPER ADVANTAGE III

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

of

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective December 3, 2005, the ING VP Emerging Markets Fund, Inc. will be reorganized with and into the ING JPMorgan Emerging Markets Equity Portfolio, pursuant to a proxy/voting instruction solicitation of shareholders and affected Contract Owners. To reflect the reorganization, the ING VP Emerging Markets Subaccount will be restructured and renamed the ING JPMorgan Emerging Markets Equity Subaccount as the applicable investment option under the Contracts.

The restructured Subaccount invests in the ING JPMorgan Emerging Markets Equity Portfolio which is a series of the ING Investors Trust. Directed Services, Inc. is the investment adviser and J. P. Morgan Investment Management Inc. is the sub-adviser for the ING JPMorgan Emerging Markets Equity Portfolio. The Portfolio seeks capital appreciation.

After December 3, 2005, all Contract Owners’ interests previously identified as held in the ING VP Emerging Markets Subaccount will be identified as held in the ING JPMorgan Emerging Markets Equity Subaccount. In addition, all transactions previously identified as involving the ING VP Emerging Markets Subaccount will be identified as processed into or through the ING JPMorgan Emerging Markets Equity Subaccount. Thus, all Purchase Payments, transfers, withdrawals, automatic account rebalancing, Dollar Cost Averaging, and other transactions that previously were identified as involving the ING VP Emerging Markets Subaccount will be processed through and identified as the ING JPMorgan Emerging Markets Equity Subaccount. Contract Owners may also instruct us to allocate their Contract Value to any other Subaccount available under the Contract.

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For use in all states